SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) September 17, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Form 8-K

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99	Slide presentation given by J. Wayne Leonard, the Chief Executive Officer of Entergy Corporation, on September 17, 2003.

Item 9. Regulation FD Disclosure

Entergy Corporation

The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, under Item 9 pursuant to Regulation FD.

On September 17, 2003, J. Wayne Leonard, Entergy Corporation's Chief Executive Officer, will speak to various members of the financial and investment community in New York City at the Merrill Lynch Power and Gas Leaders Conference. A copy of his slide presentation to be given at the conference is attached to this report as Exhibit 99 and is incorporated herein. The slide presentation can also be accessed via Entergy's web site at www.entergy.com/webcasts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                Entergy Corporation

                                                                                                                By: /s/ Nathan E. Langston
                                                                                                                        Nathan E. Langston
                                                                                                                    Senior Vice President and
                                                                                                                    Chief Accounting Officer

Dated: September 17, 2003